Rule 424(b)(3)
333-8876

EXHIBIT A TO DEPOSIT
AGREEMENT
EFFECTIVE JULY 9, 2004, THE
PAR VALUE OF THE
COMPANY HAS
CHANGED FROM EUR 1.25 TO
EUR 0.35

EFFECTIVE JULY 2, 2003, THE
PAR VALUE OF THE
COMPANY HAS
CHANGED FROM EUR 6 TO
EUR 1.25

EFFECTIVE JULY 20, 1999, THE
PAR VALUE OF THE
COMPANY HAS
CHANGED FROM FRF 40 TO
EUR 6


AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents one
deposited Share)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE NOMINAL VALUE OF
FRANCS 40 EACH OF
ALSTOM
(ORGANIZED UNDER THE
LAWS OF THE REPUBLIC OF
FRANCE)


The Bank of New York, as
depositary (hereinafter
called the
"Depositary"), hereby
certifies
that___________
________________________
____________________, or
registered assigns IS
THE OWNER OF
________________________
_____


AMERICAN DEPOSITARY
SHARES

representing deposited
ordinary shares, nominal
value 40 francs per
share (herein called
"Shares"), of ALSTOM, a
societe anonyme
organized under the laws
of The Republic of
France (herein called
the "Company").  At the
date hereof, each
American Depositary
Share represents one
Share deposited or
subject to deposit under
the Deposit Agreement
(hereinafter defined) at
the Paris, France office
of Banque Paribas
(herein called the
"Custodian").  The
Depositary's Corporate
Trust Office is located
at a different address
than its principal
executive office. Its
Corporate Trust Office
is located at 101
Barclay Street, New
York, N.Y. 10286, and
its principal executive
office is located at
48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286




1.	THE
DEPOSIT AGREEMENT.

This American
Depositary Receipt is
one of an issue (herein
called "Receipts"), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of June 25,
1998, as it may be
amended from time to
time (the "Deposit
Agreement"), by and
among the Company, the
Depositary and all
Owners and Beneficial
Owners from time to time
of Receipts issued
thereunder, each of whom
by accepting a Receipt
agrees to become a party
thereto and becomes
bound by all the terms
and provisions thereof
and hereof.  The Deposit
Agreement sets forth the
rights and obligations
of Owners and Beneficial
Owners of Receipts and
the rights and duties of
the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
or in lieu of such
Shares and held
thereunder (such Shares,
securities, property and
cash are herein called
the "Deposited
Securities").  Copies of
the Deposit Agreement
are on file at the
Depositary's Corporate
Trust Office in New York
City and at the office
of the Custodian.

The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions thereof, to
which reference is
hereby made.
Capitalized terms
defined in the Deposit
Agreement and not
defined herein shall
have the meanings set
forth in the Deposit
Agreement.

2.	SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF 			SHARES.



Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt and upon
payment of the fee of
the Depositary provided
in this Receipt and
subject to the terms and
conditions of the
Deposit Agreement, the
Company's statuts and
the Deposited
Securities, the Owner
hereof is entitled to
the transfer of the
Deposited Securities to
an account in the name
of such Owner or such
name as shall be
designated by such Owner
maintained by the
Company or its agent for
registration and
transfer of Shares in
the case of Shares in
registered form, or
maintained by an
accredited financial
intermediary in the case
of Shares in bearer
form, of the amount of
Deposited Securities at
the time represented by
the American Depositary
Shares for which this
Receipt is issued.  Such
delivery will be made at
the option of the Owner
hereof, either at the
office of the Custodian
or at the Corporate
Trust Office of the
Depositary, provided
that the forwarding of
certificates for Shares
or other Deposited
Securities for such
delivery at the Cor-
porate Trust Office of
the Depositary shall be
at the risk and expense
of the Owner hereof.

3.	TRANSFER,
SPLIT-UPS AND
COMBINATIONS OF 			RECEIPTS.

The transfer
of this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office
by the Owner hereof, in
person or by a duly
authorized attorney,
upon surrender, of this
Receipt properly
endorsed for transfer or
accompanied by proper
instruments of transfer
and funds sufficient to
pay any applicable
transfer taxes and
expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.
As a condition precedent
to the execution and
delivery, registration
of transfer, split-up,
combination, or
surrender of any
Receipt, the delivery of
any distribution thereon
or the withdrawal of any
Deposited Securities,
the Depositary, the
Custodian, or the
Registrar may require
payment from the
depositor of the Shares
or the presentor of the
Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental charge and
any stock transfer or
registration fee with
respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or withdrawn)
and payment of any
applicable fees as
provided in this
Receipt, may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
any regulations the
Depositary may establish
consistent with the pro-
visions of the Deposit
Agreement or this
Receipt, including,
without limitation, this
Article 3.



The delivery
of Receipts against
deposit of Shares
generally, or against
deposit of particular
Shares may be suspended
or the transfer of
Receipts in particular
instances may be
refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable
by the Depositary or the
Company at any time or
from time to time
because of any
requirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any
other reason, subject to
the provisions of the
following sentence.
Notwithstanding anything
to the contrary in the
Deposit Agreement or
this Receipt, the
surrender of outstanding
Receipts and withdrawal
of Deposited Securities
may not be suspended
subject only to (i)
temporary delays caused
by closing the transfer
books of the Depositary
or the Company or the
deposit of Shares in
connection with voting
at a shareholders'
meeting or the payment
of dividends, (ii) the
payment of fees, taxes
and similar charges and
(iii) compliance with
any U.S. or foreign laws
or governmental
regulations relating to
the Receipts or the
withdrawal of the
Deposited Securities.
Without limitation of
the foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement any
Shares or rights
required to be
registered under the
provisions of the United
States Securities Act of
1933, as amended, unless
a registration statement
is in effect as to such
Shares.  The Depositary
will comply with written
instructions from the
Company requesting that
the Depositary not
accept for deposit here-
under any Shares or
rights identified in
such instructions in
order to facilitate the
Company's compliance
with U.S. and state
securities laws or the
laws of the Republic of
France.

4.	LIABILITY
OF OWNER OR BENEFICIAL
OWNER FOR
TAXES.



If any tax or
other governmental
charge shall become
payable by the Custodian
or the Depositary with
respect to any Receipt
or any Deposited
Securities represented
hereby, such tax or
other governmental
charge shall be payable
by the Owner or
Beneficial Owner hereof
to the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented
by American Depositary
Shares evidenced by such
Receipt until such
payment is made, and may
withhold any dividends
or other distributions,
or may sell for the
account of the Owner or
Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such
sale in payment of such
tax or other
governmental charge and
the Owner or Beneficial
Owner hereof shall
remain liable for any
deficiency.

5.
	WARRANTIES ON
DEPOSIT OF SHARES.

Every person
depositing Shares under
the Deposit Agreement
shall be deemed thereby
to represent and warrant
that such Shares are
validly issued, fully
paid, non-assessable and
free of any preemptive
rights of holders of
outstanding Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that such
Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive
the deposit of Shares
and issuance of Receipts
therefor.

6.	FILING
PROOFS, CERTIFICATES,
AND OTHER 				INFORMATION.

Any person
presenting Shares for
deposit or any Owner or
Beneficial Owner may be
required from time to
time to file with the
Depositary or the
Custodian such proof of
citizenship or
residence, exchange
control approval, or
such information
relating to the
registration on the
books of the Company or
the Foreign Registrar,
if applicable, to
execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights
or of the proceeds
thereof or the delivery
of any Deposited
Securities until such
proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  The
Depositary will provide
the Company upon its
written request with
copies of any such
proofs, other
information and certifi-
cates which it receives
unless such disclosure
is prohibited by law.

7.	CHARGES
OF DEPOSITARY.



The Company
will pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
will present its
statement for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for
the sole account of the
Depositary.



The following
charges will be incurred
by any party depositing
or withdrawing Shares or
by any party
surrendering Receipts or
to whom Receipts are
issued (including,
without limitation,
issuance pursuant to a
stock dividend or stock
split declared by the
Company or an exchange
of stock regarding the
Receipts or Deposited
Securities or a
distribution of Receipts
pursuant to Section 4.3
of the Deposit
Agreement), whichever
applicable:  (1) taxes
and other governmental
charges, (2) such regis-
tration fees as may from
time to time be in
effect for the
registration of
transfers of Shares
generally on the Share
register of the Company
or Foreign Registrar and
applicable to transfers
of Shares to the name of
the Depositary or its
nominee or the Custodian
or its nominee on the
making of deposits or
withdrawals under the
Deposit Agreement, (3)
such cable, telex and
facsimile transmission
expenses as are
expressly provided in
the Deposit Agreement,
(4) such expenses as are
incurred by the
Depositary in the
conversion of foreign
currency pursuant to
Section 4.5 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery
of Receipts pursuant to
Section 2.3, 4.3 or 4.4
of the Deposit Agreement
and the surrender of
Receipts pursuant to
Section 2.5 or 6.2 of
the Deposit Agreement,
(6) a fee of $.02 or
less per American
Depositary Share for any
cash distribution made
pursuant to the Deposit
Agreement including, but
not limited to, Sections
4.1 through 4.4 thereof,
(7) a fee for the
distribution of
securities pursuant to
Section 4.2 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery
of American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities (for purposes
of this clause 7
treating all such
securities as if they
were Shares) but which
securities are instead
distributed by the
Depositary to Owners,
and (8) any other
charges payable by the
Depositary, any of the
Depositary's agents,
including the Custodian,
or the agents of the
Depositary's agents in
connection with the
servicing of Shares or
other Deposited
Securities (which charge
shall be assessed
against Owners as of the
date or dates set by the
Depositary in accordance
with Article 15 hereof
and Section 4.6 of the
Deposit Agreement and
shall be collected at
the sole discretion of
the Depositary by
billing such Owners for
such charge or by
deducting such charge
from one or more cash
dividends or other cash
distributions).

The
Depositary, subject to
Article 8 hereof, may
own and deal in any
class of securities of
the Company and its
affiliates and in
Receipts.

8.	PRE-
RELEASE OF RECEIPTS.



Unless
requested in writing by
the Company to cease
doing so, the Depositary
may, notwithstanding
Section 2.3 of the
Deposit Agreement,
execute and deliver
Receipts prior to the
receipt of Shares
pursuant to Section 2.2
of the Deposit Agreement
(a "Pre-Release").  The
Depositary may, pursuant
to Section 2.5 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  The
Depositary may receive
Receipts in lieu of
Shares in satisfaction
of a Pre-Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a written
representation from the
person to whom Receipts
or Shares are to be
delivered that such
person, or its customer,
(i) beneficially owns
the Shares or Receipts
to be remitted, as the
case may be,
(ii) assigns all
beneficial rights, title
and interest in such
Shares or Receipts, as
the case may be, to the
Depositary in its
capacity as such and for
the benefit of the
Owners or Beneficial
Owners, and (iii) will
not take any action with
respect to such Shares
or Receipts, as the case
may be, that is
inconsistent with the
transfer of beneficial
ownership (including,
without the consent of
the Depositary,
disposing of such Shares
or Receipts, as the case
may be, other than in
satisfaction of such
Pre-Release), (b) at all
times fully
collateralized with cash
or such other collateral
as the Depositary deems
appropriate, (c)
terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of American Depositary
Shares which are
outstanding at any time
as a result of Pre-
Releases will not
normally exceed thirty
percent (30%) of the
Shares deposited under
the Deposit Agreement;
provided, however, that
the Depositary reserves
the right to change or
disregard such limit
from time to time as it
deems reasonably
appropriate. For
purposes of enabling the
Depositary to fulfill
its obligations to the
Owners under the Deposit
Agreement, the
collateral referred to
in clause (b) above
shall be held by the
Depositary as security
for the performance of
the Pre-Release's
obligations to the
Depositary in connection
with a Pre-Release
transaction, including
the Pre-Releasee's
obligation to deliver
Shares or Receipts upon
termination of a Pre-
Release transaction (and
shall not, for the
avoidance of doubt,
constitute Deposited
Securities under the
Deposit Agreement).

The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.

9.	TITLE TO
RECEIPTS.

It is a
condition of this
Receipt, and every
successive Owner and
Beneficial Owner hereof
by accepting or holding
the same consents and
agrees, that title to
this Receipt (and to the
American Depositary
Shares evidenced
hereby), when properly
endorsed or accompanied
by proper instruments of
transfer, is
transferable by delivery
with the same effect as
in the case of a
negotiable instrument in
accordance with the laws
of the State of New
York; provided, however,
that the Depositary,
notwithstanding any
notice to the contrary,
may treat the Owner of
this Receipt as the
absolute owner hereof
for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement
and for all other
purposes and neither the
Depositary nor the
Company shall have any
obligation or be subject
to any liability under
this Deposit Agreement
to any holder of a
Receipt unless such
holder is the Owner
thereof.

10.	VALIDITY
OF RECEIPT.

This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary;
provided, however, that
such signature may be a
facsimile, if a
Registrar for the
Receipts shall have been
appointed and such
Receipt is countersigned
by the manual signature
of a duly authorized
officer of such
Registrar.



11.	REPORTS;
INSPECTION OF TRANSFER
BOOKS.  The Company is
subject to the periodic
reporting requirements
of the Securities
Exchange Act of 1934
and, accordingly, files
certain reports with the
Commission.  Such
reports will be
available for inspection
and copying by Owners
and Beneficial Owners of
Receipts at the public
reference facilities
maintained by the
Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary
will make available for
inspection by Owners at
its Corporate Trust
Office any reports and
communications,
including any proxy
solicitation material,
received from the
Company which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also
send to Owners copies of
such reports and
communications when fur-
nished by the Company as
provided in the Deposit
Agreement.  Any such
reports and
communications,
including any such proxy
solicitation material,
furnished to the
Depositary by the
Company will be
furnished in English, to
the extent such
materials are required
to be translated into
English pursuant to any
regulations of the
Commission.

The Depositary
will keep books at its
Corporate Trust Office
for the registration of
Receipts and transfer of
Receipts which at all
reasonable times will be
open for inspection by
the Owners, provided
that such inspection
shall not be for the
purpose of communicating
with Owners in the
interest of a business
or object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.

12.	DIVIDENDS
AND DISTRIBUTIONS.



Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities,
the Depositary will, if
at the time of receipt
thereof any amounts
received in foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution
into dollars and will
distribute the amount
thus received (net of
the fees and expenses of
the Depositary as
provided in Article 7
hereof and Section 5.9
of the Deposit
Agreement) to the Owners
of Receipts entitled
thereto; provided,
however, that in the
event that the Company
or the Depositary is
required to withhold and
does withhold from any
cash dividend or other
cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or
other governmental
charges, the amount dis-
tributed to the Owners
of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.

Subject to the
provisions of Sections
4.11 and 5.9 of the
Deposit Agreement,
whenever the Depositary
receives any
distribution other than
a distribution described
in Sections 4.1, 4.3 or
4.4 of the Deposit
Agreement, the
Depositary will cause
the securities or
property received by it
to be distributed to the
Owners entitled thereto,
after deduction or upon
payment of any fees and
expenses of the
Depositary or any taxes
or other governmental
charges, in proportion
to the number of
American Depositary
Shares representing such
Deposited Securities
held by them respec-
tively, in any manner
that the Depositary,
after consultation with
the Company, may deem
equitable and
practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the
Depositary such
distribution cannot be
made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason (including,
but not limited to, any
requirement that the
Company or the
Depositary withhold an
amount on account of
taxes or other
governmental charges or
that such securities
must be registered under
the Securities Act of
1933 in order to be
distributed to Owners or
Beneficial Owners) the
Depositary deems such
distribution not to be
feasible, the Depositary
may, after consultation
with the Company, adopt
such method as it may
deem equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the public
or private sale of the
securities or property
thus received, or any
part thereof, and the
net proceeds of any such
sale (net of the fees
and expenses of the
Depositary as provided
in Article 7 hereof and
Section 5.9 of the
Deposit Agreement) will
be distributed by the
Depositary to the Owners
of Receipts entitled
thereto, all in the
manner and subject to
the conditions described
in Section 4.1 of the
Deposit Agreement.



If any
distribution consists of
a dividend in, or free
distribution of, Shares,
the Depositary may, upon
prior consultation with
and the approval of the
Company and will, if the
Company so requests,
distribute to the Owners
of outstanding Receipts
entitled thereto,
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount
of Shares received as
such dividend or free
distribution, subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and
the issuance of American
Depositary Shares
evidenced by Receipts,
including the
withholding of any tax
or other governmental
charge as provided in
Section 4.11 of the
Deposit Agreement and
the payment of the fees
and expenses of the
Depositary as provided
in Article 7 hereof and
Section 5.9 of the
Deposit Agreement.  The
Depositary may withhold
any such distribution of
Receipts if it has not
received satisfactory
assurances from the
Company that such
distribution does not
require registration
under the Securities Act
or is exempt from
registration under the
provisions of such Act.
In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject
to the conditions
described in Section 4.1
of the Deposit
Agreement.  If
additional Receipts are
not so distributed, each
American Depositary
Share shall thenceforth
also represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.



In the event
that the Company
declares a dividend or
other distribution
without payment of any
subscription price on
Deposited Securities
payable in Shares or
cash at the election of
each holder of Shares,
the Depositary may and,
at the request of the
Company, shall make such
option available to any
Owner to whom it
determines the granting
of such option to be
lawful and feasible.  If
such option is made
available to the Owners,
the Depositary shall
mail to the Owners a
notice, the form of
which shall be in the
sole discretion of the
Depositary, which shall
contain (a) such
information as is
contained in the notice
received by the
Depositary from the
Company and (b) a
statement that each of
the Owners as of the
close of business on a
specified date will be
entitled, subject to any
applicable provisions of
French law, the statuts
of the Company or the
instruments governing
such dividend or
distribution, to
instruct the Depositary
as to the manner in
which such Owner elects
to receive such dividend
or distribution.  Upon
the written request of
an Owner on such record
date, received on or
before the date
established by the
Depositary for such pur-
pose, the Depositary
shall endeavor, insofar
as practicable to make
the election in
accordance with the
instructions set forth
in such request, and to
distribute cash or
Shares, as the case may
be, in accordance with
the terms of Section 4.1
or Section 4.3 of the
Deposit Agreement,
respectively, to the
Owners entitled thereto.
If the Depositary does
not receive timely
instructions from any
Owner as to such Owner's
election, the Depositary
shall make no election
with respect to the
Deposited Securities
represented by such
Owner's American
Depositary Shares and
shall distribute such
Shares or cash as it
receives, if any, in
respect of such
Deposited Securities in
accordance with the
terms of Section 4.1 or
Section 4.3 of the
Deposit Agreement,
respectively, to the
Owners entitled thereto.

In the event
that the Depositary
determines that any
distribution in property
(including Shares and
rights to subscribe
therefor) is subject to
any tax or other govern-
mental charge which the
Depositary is obligated
to withhold, the
Depositary may by public
or private sale dispose
of all or a portion of
such property (including
Shares and rights to
subscribe therefor) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary shall
distribute the net
proceeds of any such
sale after deduction of
such taxes or charges to
the Owners of Receipts
entitled thereto.

13.	RIGHTS.

In the event
that the Company shall
offer or cause to be
offered to the holders
of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any other nature, the
Depositary, after
consultation with the
Company, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the
net proceeds available
in Dollars to such
Owners.  If by the terms
of such rights offering
or for any other reason,
the Depositary may not
either make such rights
available to any Owners
or dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary
determines in its
discretion that it is
lawful and feasible to
make such rights
available to all or
certain Owners but not
to other Owners, the
Depositary may, and at
the request of the
Company shall,
distribute to any Owner
to whom it determines
the distribution to be
lawful and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.


In
circumstances in which
rights would otherwise
not be distributed, if
an Owner of Receipts
requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
hereunder, the
Depositary will make
such rights available to
such Owner upon written
notice from the Company
to the Depositary that
(a) the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required
under applicable law.

If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees and expenses
of the Depositary and
any other charges as set
forth in such warrants
or other instruments,
the Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent
for such Owner, the
Depositary will cause
the Shares so purchased
to be deposited pursuant
to Section 2.2 of the
Deposit Agreement, and
shall, pursuant to
Section 2.3 of the
Deposit Agreement,
execute and deliver
Receipts to such Owner.
In the case of a
distribution pursuant to
the second paragraph of
this Article 13, such
Receipts shall be
legended in accordance
with applicable U.S.
laws, and shall be
subject to the
appropriate restrictions
on sale, deposit,
cancellation, and
transfer under such
laws.



If the
Depositary determines in
its discretion that it
is not lawful and
feasible to make such
rights available to all
or certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion to the number
of American Depositary
Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly
make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
and expenses of the
Depositary as provided
in Section 5.9 of the
Deposit Agreement and
all taxes and
governmental charges
payable in connection
with such rights and
subject to the terms and
conditions of the
Deposit Agreement) for
the account of such
Owners otherwise
entitled to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or
otherwise.  Such
proceeds shall be
distributed in
accordance with Section
4.1 of the Deposit
Agreement.

The Depositary
will not offer rights to
Owners unless both the
rights and the
securities to which such
rights relate are either
exempt from registration
under the Securities Act
of 1933 with respect to
a distribution to all
Owners or are registered
under the provisions of
such Act; provided, that
nothing in the Deposit
Agreement shall create
any obligation on the
part of the Company to
file a registration
statement with respect
to such rights or
underlying securities or
to endeavor to have such
a registration statement
declared effective.  If
an Owner of Receipts
requests the
distribution of warrants
or other instruments,
notwithstanding that
there has been no such
registration under such
Act, the Depositary
shall not effect such
distribution unless it
has received an opinion
from recognized counsel
in the United States for
the Company upon which
the Depositary may rely
that such distribution
to such Owner is exempt
from such registration
requirements, it being
understood that the
Company shall have no
obligation to furnish
any such opinion.

The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.

Notwithstandin
g any other term of the
Deposit Agreement, the
Company shall have no
obligation to prepare
and file a registration
statement for any
purpose.

14.
	CONVERSION OF
FOREIGN CURRENCY.



Whenever the
Depositary or the
Custodian shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale
of securities, property
or rights, and if at the
time of the receipt
thereof the foreign
currency so received can
in the judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary will convert
or cause to be con-
verted, by sale or in
any other manner that it
may determine in
accordance with
applicable law, such
foreign currency into
Dollars, and such
Dollars will be
distributed to the
Owners entitled thereto
or, if the Depositary
shall have distributed
any warrants or other
instruments which
entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or
other practicable basis
without regard to any
distinctions among
Owners on account of
exchange restrictions,
the date of delivery of
any Receipt or otherwise
and shall be net of any
expenses of conversion
into Dollars incurred by
the Depositary as
provided in Section 5.9
of the Deposit
Agreement.

If such
conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
will file such
application for approval
or license, if any, as
it may deem desirable,
provided, however, that
the Company shall not be
obligated to make any
such filing.

If at any time
the Depositary
determines that in its
judgment any foreign
currency received by the
Depositary or the
Custodian is not
convertible on a
reasonable basis into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the opinion of the
Depositary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may
distribute the foreign
currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by
the Depositary to, or in
its discretion may hold
such foreign currency
uninvested and without
liability for interest
thereon for the
respective accounts of,
the Owners entitled to
receive the same.

If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
of the Owners entitled
thereto, the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent
permissible to the
Owners entitled thereto
and may distribute the
balance of the foreign
currency received by the
Depositary to, or hold,
such balance uninvested
and without liability
for interest thereon for
the respective accounts
of, the Owners entitled
thereto.


15.	FIXING OF
RECORD DATE.

Whenever any
cash dividend or other
cash distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued, with respect to
the Deposited
Securities, or whenever
the Depositary shall
receive notice of any
meeting of holders of
Shares or other
Deposited Securities, or
whenever for any reason
the Depositary causes a
change in the number of
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary will fix
a record date, after
consultation with and
with the prior approval
of the Company, when
practicable, which will
be, to the extent
practicable, the same as
the corresponding record
date for the Shares (a)
for the determination of
the Owners who shall be
(i) entitled to receive
such dividend,
distribution or rights,
or the net proceeds of
the sale thereof, (ii)
entitled to give
instructions for the
exercise of voting
rights at any such
meeting, or (iii)
obligated to pay any
charges in connection
with the servicing of
the Shares or other
Deposited Securities, or
(b) on or after which
each American Depositary
Share will represent the
changed number of
Shares, subject to the
provisions of the
Deposit Agreement.

16.	VOTING OF
DEPOSITED SECURITIES.



The Depositary
shall, as soon as
practicable after
receipt by the
Depositary of a notice
of any meeting of
holders of Shares or
other Deposited
Securities sent by the
Company at least 30 days
prior to the date of
such meeting, mail to
the Owners (i) a summary
in English or an English
version of the notice of
such meeting sent by the
Company to the
Depositary pursuant to
Section 5.6 of the
Deposit Agreement, (ii)
a statement in a form
provided by the Company
that the Owners and
Beneficial Owners as of
the close of business on
a record date
established by the
Depositary pursuant to
Article 15 hereof and
Section 4.6 of the
Deposit Agreement
("Voters") will be
entitled, subject to any
applicable provisions of
French law, the statuts
of the Company and the
Deposited Securities
(which provisions, if
any, will be summarized
in pertinent part in
such statement), to
exercise the voting
rights, if any,
pertaining to the Shares
or other Deposited
Securities represented
by such Owner's American
Depositary Shares, (iii)
summaries in English of
any materials or other
documents provided by
the Company for the
purpose of enabling
Voters who are Owners to
exercise such voting
rights, by means of
voting by mail
(formulaire de vote par
correspondance) or by
proxy (formulaire de
vote par procuration) or
otherwise and (iv) a
voting instruction card
(which may include a
formulaire de vote par
correspondance or par
procuration (when
applicable) and all
other information,
authorizations and
certifications required
under French law to vote
Shares in registered
form and Shares in
bearer form) to be
prepared by the
Depositary and the
Company (a "Voting
Instruction Card")
(including a statement
as to the manner in
which Shares with
respect to which the
Depositary receives an
incomplete Voting
Instruction Card will be
voted) and setting forth
the date established by
the Depositary for the
receipt of such Voting
Instruction Card (the
"Receipt Date").  Voting
instructions may be
given only in respect of
a number of American
Depositary Shares
representing an integral
number of Shares. In
addition, a precondition
for exercising any
voting rights with
respect to any holders
of American Depositary
Shares who are not
Owners of the Receipts
evidencing such American
Depositary Shares on the
books of the Depositary
is that such holders
arrange for deposit in a
blocked account estab-
lished for such purpose
of the relevant number
of American Depositary
Shares for a period to
commence on a date to be
fixed by the Depositary
(which date will be at
least five days prior to
the date of the
shareholders' meeting)
until the completion of
such meeting (the
"Blocked Period").  The
Depositary shall use its
best efforts to
implement and maintain
procedures to allow for
blocking of American
Depositary Shares as
contemplated by the
previous sentence.
Owners exercising voting
rights who hold
certificated Receipts
will also be required to
instruct the Depositary
not to transfer such
Receipts, and the
Depositary shall not
transfer such Receipts,
during the Blocked
Period.



The parties
hereto acknowledge that,
under French company law
and the Company's
statuts, a precondition
for exercising any
voting rights is that,
in the case of a holder
of Shares in registered
form, such holder be
registered in the share
register of the Company
at least five days prior
to the date of the
stockholders' meeting
or, in the case of a
holder of Shares in
bearer form, such holder
shall request its
accredited financial
intermediary
(intermediare financier
habilite) to issue a
certificat
d'immobilisation de
titres au porteur for
such Shares evidencing
the immobilization of
its shares until the
time fixed for such
meeting, at least five
days prior to the date
of the meeting.

Upon receipt
by the Depositary of a
properly completed
Voting Instruction Card
on or before the Receipt
Date and provided such
Voter has (i) become, on
or before the Receipt
Date and has remained
until the Receipt Date,
the Owner on the books
of the Depositary of the
American Depositary
Shares corresponding to
the Shares in respect of
which such Voting
Instruction Card is
provided, or (ii) has
arranged for deposit in
a blocked account of the
relevant American
Depositary Shares for
the relevant period, the
Depositary will either,
in its discretion, vote
such Deposited
Securities, in
accordance with the
Voting Instruction Card
or forward such
instructions to the
Custodian, and the
Custodian will endeavor,
insofar as practicable
and permitted under any
applicable provisions of
French law, the statuts
of the Company and the
Deposited Securities, to
vote or cause to be
voted the Deposited
Securities in accordance
with any instructions
set forth in the Voting
Instruction Card.  The
Depositary will not vote
or attempt to exercise
the right to vote that
attaches to the Shares
or other Deposited
Securities other than in
accordance with such
instructions or in
accordance with the
statement under (iv)
above in the first
paragraph of this
Article 16 as to the
manner in which Shares
with respect to which
the Depositary receives
an incomplete Voting
Instruction Card or
receives a blank proxy
will be voted.  The
parties hereto
acknowledge that, under
French company law,
shareholders at ordinary
and extraordinary
shareholders meetings
may modify the
resolutions presented by
the Board of Directors
to the shareholders for
their approval.  In such
case, Voters will be
deemed to have voted
against the modified
resolution.

Notwithstandin
g anything in this
Article or Section 4.7
of the Deposit Agreement
to the contrary, the
Depositary and the
Company may modify,
amend or adopt addi-
tional voting procedures
from time to time as
they determine may be
necessary or appropriate
(which modifications,
amendments or additional
procedures may not be
applicable to Shares).



17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.

In
circumstances where the
provisions of Section
4.3 of the Deposit
Agreement do not apply,
upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification
of Deposited Securities,
or upon any
recapitalization,
reorganization, merger
or consolidation, or
sale of assets affecting
the Company or to which
it is a party, any
securities which shall
be received by the
Depositary or a
Custodian in exchange
for or in conversion of
or in respect of
Deposited Securities
shall be treated as new
Deposited Securities
under the Deposit Agree-
ment, and each American
Depositary Share shall
thenceforth represent
the right to receive a
proportional interest in
the Deposited Securities
so received, unless
additional Receipts are
delivered pursuant to
the following sentence.
In any such case the
Depositary may, and
shall if the Company so
requests, execute and
deliver additional
Receipts as in the case
of a distribution in
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.

18.	LIABILITY
OF THE COMPANY AND THE
DEPOSITARY.





Neither the
Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur
any liability to any
Owner or Beneficial
Owner of any Receipt if
by reason of any
provision of any present
or future law or
regulation of the United
States, The Republic of
France or any other
country, or of any other
governmental or
regulatory authority or
stock exchange, or by
reason of any provision,
present or future, of
the statuts of the
Company, or by reason of
any provision of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary
or the Company shall be
prevented, delayed or
forbidden from, or be
subject to any civil or
criminal penalty on
account of, doing or
performing any act or
thing which by the terms
of the Deposit Agreement
or Deposited Securities
it is provided shall be
done or performed; nor
shall the Depositary or
the Company or any of
their respective
directors, employees,
agents or affiliates
incur any liability to
any Owner or Beneficial
Owner of a Receipt by
reason of any
non-performance or
delay, caused as
aforesaid, in the
performance of any act
or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agree-
ment.  Where, by the
terms of a distribution
pursuant to Sections
4.1, 4.2, 4.3 of the
Deposit Agreement, or an
offering or distribution
pursuant to Section 4.4
of the Deposit
Agreement, or for any
other reason, such
distribution or offering
may not be made
available to Owners of
Receipts, and the
Depositary may not
dispose of such dis-
tribution or offering on
behalf of such Owners
and make the net
proceeds available to
such Owners, then the
Depositary shall not
make such distribution
or offering, and shall
allow any rights, if
applicable, to lapse.
Neither the Company nor
the Depositary assumes
any obligation or shall
be subject to any
liability under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that they agree
to perform their
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
The Depositary shall not
be subject to any
liability with respect
to the validity or worth
of the Deposited Securi-
ties.  Neither the
Depositary nor the
Company shall be under
any obligation to appear
in, prosecute or defend
any action, suit, or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which
in its opinion may
involve it in expense or
liability, unless indem-
nity satisfactory to it
against all expense and
liability shall be
furnished as often as
may be required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely
to the Depositary.
Neither the Depositary
nor the Company shall be
liable for any action or
non-action by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited Securi-
ties, or for the manner
in which any such vote
is cast or the effect of
any such vote, provided
that any such action or
non-action is in good
faith.  The Depositary
shall not be liable for
any acts or omissions
made by a successor
depositary whether in
connection with a
previous act or omission
of the Depositary or in
connection with a matter
arising wholly after the
removal or resignation
of the Depositary,
provided that in
connection with the
issue out of which such
potential liability
arises, the Depositary
performed its
obligations without
negligence or bad faith
while it acted as
Depositary.

The Company
agrees to indemnify the
Depositary, its
directors, employees,
agents and affiliates
and any Custodian
against, and hold each
of them harmless from,
any liability or expense
(including, but not
limited to, the
reasonable fees and
expenses of counsel)
which may arise out of
any registration with
the Commission of
Receipts, American
Depositary Shares or
Deposited Securities or
the offer or sale
thereof in the United
States, or out of acts
performed or omitted, in
accordance with the
provisions of the
Deposit Agreement and of
the Receipts, as the
same may be amended,
modified, or
supplemented from time
to time, (i) by either
the Depositary or a
Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the
negligence or bad faith
of any of them, and
except to the extent
that such liability or
expense arises out of
information relating to
the Depositary or the
Custodian, as
applicable, furnished in
writing to the Company
by the Depositary or the
Custodian, as
applicable, expressly
for use in any
registration statement,
proxy statement,
prospectus (or placement
memorandum) or
preliminary prospectus
(or preliminary
placement memorandum)
relating to the Shares
represented by the
American Depositary
Shares or omissions from
such information, or
(ii) by the Company or
any of its directors,
employees, agents and
affiliates.



The
indemnities contained in
the preceding paragraph
shall not extend to any
liability or expense
which may arise out of
any Pre-Release (as
defined in Article 8
hereof and Section 2.9
of the Deposit
Agreement) to the extent
that any such liability
or expense arises in
connection with (a) any
United States Federal,
state or local income
tax laws,(b) the failure
of the Depositary to
deliver Deposited
Securities when required
under the terms of
Section 2.5 of the
Deposit Agreement or
(c) the non-performance
by the Depositary or any
Custodian of any
obligations relating to
any Pre-Release under
Article 8 hereof and
Section 2.9 of the
Deposit Agreement or any
other agreement between
the Depositary and the
Company relating to Pre-
Release.  However, the
indemnities contained in
the preceding paragraph
shall apply to any
liability or expense
which may arise out of
any misstatement or
alleged misstatement or
omission or alleged
omission in any
registration statement,
proxy statement,
prospectus (or placement
memorandum) or
preliminary prospectus
(or preliminary
placement memorandum)
relating to the offer or
sale of American
Depositary Shares,
except to the extent any
such liability or
expense arises out of
(i) information relating
to the Depositary or any
Custodian, as
applicable, furnished in
writing to the Company
(and not materially
changed or altered) by
the Depositary or any
Custodian, as
applicable, expressly
for use in any of the
foregoing documents, or
(ii) if such information
is provided, the failure
to state a material fact
necessary to make the
information provided not
misleading.

No disclaimer
of liability under the
Securities Act of 1933
is intended by any
provision of the Deposit
Agreement.

19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; 			SUBSTITUTION AND ADDITION OF CUSTODIAN.

The Depositary
may at any time resign
as Depositary under the
Deposit Agreement by
written notice of its
election to do so
delivered to the
Company, such
resignation to take
effect upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  The
Depositary may at any
time be removed by the
Company by written
notice of such removal,
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.

Whenever the
Depositary in its
discretion determines
that it is in the best
interest of the Owners
to do so, it may appoint
a substitute or
additional custodian or
custodians.

20.	AMENDMENT
OF THE DEPOSIT AGREEMENT
AND
	RECEIPTS.



The form of
the Receipts and any
provisions of the
Deposit Agreement may at
any time and from time
to time be amended by
agreement between the
Company and the
Depositary without the
consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which
shall impose or increase
any fees or charges
(other than taxes and
other governmental
charges, registration
fees, cable, telex or
facsimile transmission
costs, delivery costs or
other such expenses), or
which shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration of
90 days after notice of
such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner
of a Receipt, at the
time any amendment so
becomes effective shall
be deemed, by continuing
to hold such Receipt, to
consent and agree to
such amendment and to be
bound by the Deposit
Agreement as amended
thereby.  In no event
shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt
and receive therefor the
Deposited Securities
represented thereby,
except in order to
comply with mandatory
provisions of applicable
law.

21.
	TERMINATION OF THE
DEPOSIT AGREEMENT.



The Depositary
at, any time at the
direction of the
Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the
Owners of all Receipts
then outstanding at
least 30 days prior to
the date fixed in such
notice for such
termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners
of all Receipts then
outstanding, if at any
time 30 days shall have
expired after the
Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in the Deposit
Agreement.  On and after
the date of termination,
the Owner of a Receipt
will, upon (a) surrender
of such Receipt at the
Corporate Trust Office
of the Depositary, (b)
payment of the fee of
the Depositary for the
surrender of Receipts
referred to in Section
2.5 of the Deposit
Agreement, and (c)
payment of any
applicable taxes or
governmental charges, be
entitled to delivery, to
him or upon his order,
of the amount of
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt.  If any
Receipts shall remain
outstanding after the
date of termination, the
Depositary thereafter
will discontinue the
registration of
transfers of Receipts,
will suspend the
distribution of
dividends to the Owners
thereof, and will not
give any further notices
or perform any further
acts under the Deposit
Agreement, except that
the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights and
other property as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  At any time
after the expiration of
one year from the date
of termination, the
Depositary may sell the
Deposited Securities
then held under the
Deposit Agreement and
may thereafter hold
uninvested the net pro-
ceeds of any such sale,
together with any other
cash then held by it
thereunder, unsegregated
and without liability
for interest, for the
pro rata benefit of the
Owners of Receipts which
have not theretofore
been surrendered, such
Owners thereupon
becoming general
creditors of the Deposi-
tary with respect to
such net proceeds.
After making such sale,
the Depositary will be
discharged from all
obligations under the
Deposit Agreement,
except to account for
such net proceeds and
other cash (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  Upon the
termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification,
charges, and expenses.

22.
	SUBMISSION TO
JURISDICTION

In the Deposit
Agreement, the Company
has (i)   appointed
T.J. Smith, GEC Alsthom,
Inc., 4 Skyline Drive,
Hawthorne, NY 10532-
2162, in the State of
New York, as the
Company's authorized
agent upon which process
may be served in any
suit or proceeding
arising out of or
relating to the Shares
or Deposited Securities,
the American Depositary
Shares, the Receipts or
this Agreement, (ii)
consented and submitted
to the jurisdiction of
any state or federal
court in the State of
New York in which any
such suit or proceeding
may be instituted, and
(iii) agreed that
service of process upon
said authorized agent
shall be deemed in every
respect effective
service of process upon
the Company in any such
suit or proceeding.



23.
	DISCLOSURE OF
INTERESTS.

Notwithstandin
g any other provision of
the Deposit Agreement or
this Receipt, each Owner
and holder agrees, and
the Depositary agrees,
to comply with the
Company's statuts, as
they may be amended from
time to time, and the
laws of The Republic of
France with respect to
the disclosure
requirements regarding
ownership of Shares, all
as if the Receipts were
the Shares represented
thereby.  As of the date
of the Deposit
Agreement, such
disclosure requirements
are as follows:

Pursuant to
French law and the
Company's statuts, any
person or entity that
becomes the owner,
directly or indirectly,
alone or in concert with
other persons, of more
than one-twentieth, one-
tenth, one-fifth, one-
third, one-half or two-
thirds of the share
capital or voting rights
of the Company (or
securities or voting
rights representing
Shares (which includes
American Depositary
Shares)), as discussed
below in this
Article 23, must so
notify the Company by
registered letter within
15 calendar days, and
the Conseil des Marches
Financiers within five
trading days, of the
date such threshold has
been crossed, of the
number of Shares it
holds and the voting
rights attached thereto.
A holder of Shares is
also required to notify
the Company and the
Conseil des Marches
Financiers if the
percentage of Shares or
voting rights owned by
such holder falls below
the levels described in
the previous sentence.
In order to permit
holders of Shares or
voting rights to give
the notice required by
law, the Company is
obligated to publish
with the Bulletin des
Annonces Legales
Obligatoires ("BALO")
and with the Conseil des
Marches Financiers,
within 15 calendar days
of the Company's annual
ordinary general
meeting, information
with respect to the
total number of votes
available as of the date
of such meeting (and, in
addition, the Company
agrees to give such
notice in English to the
Depositary).  In
addition, if the number
of available votes
changes by 5% or more
between two ordinary
general meetings, the
Company is required to
publish in the BALO, and
to file with the Conseil
des Marches Financiers
within 15 calendar days
of such change, a
notification of the
number of votes then
available.




In the event
that an Owner or
Beneficial Owner fails
to comply with the
requirements set forth
in the preceding
paragraph, such Owner or
Beneficial Owner shall
not be permitted to
exercise voting rights
with respect to any
Shares or securities
representing Shares
exceeding the above-
referenced thresholds as
to which any required
disclosure (as set forth
in the preceding
paragraph) has not been
made until the end of a
two-year period
following the date on
which such Owner or
Beneficial Owner has
complied with such
disclosure requirement.
In addition, a French
court may, under certain
circumstances, eliminate
all or part of the
voting rights of such
Owner or Beneficial
Owner for a period not
to exceed five years,
and such Owner or
Beneficial Owner may be
subject to criminal
penalties.

In addition,
the Company's statuts,
as in effect as of the
date hereof, provide
that any shareholder who
directly or indirectly,
acting alone or in
concert with others,
acquires ownership or
control of Shares
representing 0.5% or any
multiple thereof of the
Company's share capital,
or whose shareholding
falls below any such
limit, must inform the
Company, within 15 days
of the crossing of the
relevant threshold, of
the number of Shares
then owned by such
shareholder.   Failure
to comply with these
notification
requirements results in
the Shares in excess of
the relevant threshold
being deprived of voting
rights for all
shareholder meetings if
requested by one or more
shareholders holding
Shares representing at
least 3% of the
Company's share capital
or voting rights until
the end of a two-year
period following the
date on which the owner
thereof has complied
with such notification
requirements.

The above
provisions relating to
Shares or voting rights
held by a person or an
entity also apply to (i)
Shares or voting rights
held by another person
or entity on behalf of
such person or entity,
(ii) Shares or voting
rights held by any
company which is
directly or indirectly
controlled by such
person or entity, (iii)
Shares or voting rights
held by a third party
acting in concert with
such person or entity or
(iv) Shares or voting
rights that such person
or entity, or any person
or entity referred to in
(i), (ii) or (iii)
above, is entitled to
acquire at its sole
option by virtue of an
agreement.



In order to
facilitate compliance
with the notification
requirements, an Owner
or Beneficial Owner may
deliver any notification
to the Depositary with
respect to Shares
represented by American
Depositary Shares
evidenced by Receipts,
and the Depositary
shall, as soon as
practicable, forward
such notification to the
Company and, if
applicable, the Conseil
des Marches Financiers
or any other authorities
in The Republic of
France.

The Depositary
agrees to furnish to the
Company upon request a
list of the names,
addresses, and holdings
of American Depositary
Shares by all persons in
whose names receipts are
registered on the books
of the Depositary
maintained for such
purpose, in accordance
with this Article and
Section 4.10 of the
Deposit Agreement.




NY12529: 258523.7


NY12529: 258523.7
	A-4